SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A-1
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 9, 2001

Waters Instruments, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-1388	41-0832194
(Commission File Number)	(I.R.S. Employer Identification Number)

2950 Xenium Lane North, Suite 108
Minneapolis, Minnesota 55441
(Address of Principal Executive Offices)  (Zip Code)

(763) 551-1125
(Registrant’s Telephone Number, Including Area Code)

__________________________

(Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

On July 9, 2001, Waters Instruments, Inc. (“Waters”) issued a press release announcing the signing of a Stock Purchase Agreement by and among Waters, North Central Plastics, Incorporated (“NCP”) and the shareholders of NCP.  On August 6, 2001, Waters announced that its purchase of all outstanding shares of NCP pursuant to such agreement was completed on such date.

Under the Stock Purchase Agreement, Waters purchased all of the issued and outstanding stock of NCP from NCP’s shareholders for $6,524,000 plus interest from July 2, 2001 to the closing of the transaction at the prime lending rate announced by Wells Fargo Bank Minnesota, N.A.  The press release issued on August 6, 2001 and attached hereto as an exhibit incorrectly states that NCP will operate as a wholly owned subsidiary of Waters.  Waters has decided that it will not operate NCP as a wholly owned subsidiary, and NCP will immediately be merged into Waters.  The operations of NCP and Waters’ Zareba Systems division will be operated by Waters’ Zareba Systems division.

At closing, the parties also entered into an Earnout Agreement, pursuant to which Waters may pay NCP’s shareholders up to an additional $780,000 in the aggregate for the stock of NCP based on the operating results of NCP in fiscal years 2002 through 2006.  Prior to the closing on August 6, 2001, B&L Rentals, L.L.C., a company formed by NCP’s majority shareholders, purchased NCP’s primary production facility and related real estate from NCP for $1,400,000.  Waters now leases the facility and real estate from B&L Rentals and has an option to purchase the property at any time between June 30, 2002 and December 31, 2002 for $2,000,000.  The annual lease rate from August 6, 2001 (closing) until January 1, 2003 will be $200,000, but will rise materially thereafter if Waters does not exercise its option to purchase the property.  Waters will employ two officers of NCP until at least December 31, 2001 at annual rates for each of $150,000.  Waters will also pay the same two officers in installments, beginning in 2002 and continuing through 2006, $1,250,000 in aggregate for agreements not to compete with Waters or NCP.  The unpaid noncompetition amounts will bear interest at the prime lending rate announced by Wells Fargo Bank Minnesota, N.A.

Item 7.  Financial Statement and Exhibits

A.	Financial statements of businesses acquired.

Not applicable.

B.	Pro forma financial information.

At the time this Report on Form 8-K was filed with the Securities and Exchange Commission, it was impracticable to provide the required pro forma financial information. Pursuant to Item 7(b)(2) of Form 8-K, the required pro forma financial information will be filed by amendment as soon as practicable, but not later than sixty days after the date on which this Form 8-K was first required to be filed.

C.	Exhibits.
The following exhibits are filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-B.

Exhibit No.	Description

2.1	Stock Purchase Agreement dated July 9, 2001 by and among Waters Instruments, Inc., North Central Plastics, Incorporated and the shareholders of North Central Plastics, Incorporated. Pursuant to Item 601(b)(2) of the Regulation S-B, upon the request of the Commission the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Stock Purchase Agreement as follows:

	Exhibit A	Earn Out Agreement
	Exhibit B	Separate Noncompetition Agreement
	Exhibit C	Building Purchase Agreement
	Exhibit D	Lease and Option to Purchase Agreement
	Exhibit E	Berg Employment Agreement
	Exhibit F	Langlie Employment Agreement

	Schedule 3.1A	Real Property
	Schedule 3.1B	Equipment
	Schedule 3.1C	Patents, Trademarks, Formulas, Etc.
	Schedule 3.1D	Certain Leases, Agreements, Etc.
	Schedule 3.1E	Permits, Licenses, Etc.
	Schedule 3.1F	Banks and Depositories
	Schedule 3.1G	Loan and Credit Agreements, Etc.
	Schedule 3.1H	Insurance Policies and Claims
	Schedule 3.1I	Certain Employees
	Schedule 3.1J	Employee Plans
	Schedule 3.1K	Powers of Attorney
	Schedule 3.1L	Taxes
	Schedule 3.2	States where Qualified; Directors and Officers
	Schedule 3.3	Commitments to Issue Stock or North Central Options
	Schedule 3.4	Subsidiaries
	Schedule 3.6	Sellers’ Consents Required
	Schedule 3.7	Financial Statements
	Schedule 3.9	Undisclosed Liabilities
	Schedule 3.10	Certain Changes and Events
	Schedule 3.11	Assets Not in Good Operating Condition
	Schedule 3.12	Trademarks, Patents and Trade Secrets

	Schedule 3.16	Pending or Threatened Litigation
	Schedule 3.17	Warranties
	Schedule 3.20	Benefit Plans
	Schedule 3.21	Employees
	Schedule 3.23	Contracts with Related Parties
	Schedule 3.24	Relations with Suppliers and Customers
	Schedule 3.25	Product Liability Claims
	Schedule 3.26	Hazardous Materials List
	Schedule 4.3	Buyer’s Consents Required
99.1	Press Release dated July 9, 2001

99.2	Press Release dated August 6, 2001

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to the Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2001
WATERS INSTRUMENTS, INC.

By /s/ Jerry W. Grabowski

Jerry W. Grabowski, President and
Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

EXHIBIT INDEX
to
FORM 8-K/A-1

WATERS INSTRUMENTS, INC.

Exhibit No.	Description

2.1	Stock Purchase Agreement dated July 9, 2001 by and among Waters Instruments, Inc., North Central Plastics, Incorporated and the shareholders of North Central Plastics, Incorporated. Pursuant to Item 601(b)(2) of the Regulation S-B, upon the request of the Commission the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Stock Purchase Agreement as follows:

	Exhibit A	Earn Out Agreement
	Exhibit B	Separate Noncompetition Agreement
	Exhibit C	Building Purchase Agreement
	Exhibit D	Lease and Option to Purchase Agreement
	Exhibit E	Berg Employment Agreement
	Exhibit F	Langlie Employment Agreement

	Schedule 3.1A	Real Property
	Schedule 3.1B	Equipment
	Schedule 3.1C	Patents, Trademarks, Formulas, Etc.
	Schedule 3.1D	Certain Leases, Agreements, Etc.
	Schedule 3.1E	Permits, Licenses, Etc.
	Schedule 3.1F	Banks and Depositories
	Schedule 3.1G	Loan and Credit Agreements, Etc.
	Schedule 3.1H	Insurance Policies and Claims
	Schedule 3.1I	Certain Employees
	Schedule 3.1J	Employee Plans
	Schedule 3.1K	Powers of Attorney
	Schedule 3.1L	Taxes
	Schedule 3.2	States where Qualified; Directors and Officers
	Schedule 3.3	Commitments to Issue Stock or North Central
Options
	Schedule 3.4	Subsidiaries
	Schedule 3.6	Sellers’ Consents Required
	Schedule 3.7	Financial Statements
	Schedule 3.9	Undisclosed Liabilities
	Schedule 3.10	Certain Changes and Events
	Schedule 3.11	Assets Not in Good Operating Condition
	Schedule 3.12	Trademarks, Patents and Trade Secrets
	Schedule 3.16	Pending or Threatened Litigation
	Schedule 3.17	Warranties
	Schedule 3.20	Benefit Plans
	Schedule 3.21	Employees
	Schedule 3.23	Contracts with Related Parties
	Schedule 3.24	Relations with Suppliers and Customers
	Schedule 3.25	Product Liability Claims
	Schedule 3.26	Hazardous Materials List
	Schedule 4.3	Buyer’s Consents Required

99.1	Press Release dated July 9, 2001

99.2	Press Release dated August 6, 2001